Exhibit 99(b)

                      SETTLEMENT AGREEMENT


     1.   Parties.  The parties (collectively, "the Parties") to

this Settlement Agreement ("this Agreement") are Jay Angoff,

Director of the Department of Insurance of the State of Missouri

("the Director of Insurance"), and Blue Cross Blue Shield of

Missouri, HMO Missouri, Inc., d/b/a Blue Choice, and Healthy

Alliance Life Insurance Company ("HALIC")(referred to

collectively in this Agreement as "Alliance BCBSMO").

     2.   Purposes.  The Parties are parties to administrative

proceedings styled In re: Blue Cross Blue Shield of Missouri et

al., No. 98-02-09-00C and Market Conduct Examination No. 1716-

0795-TGT (collectively the "Market Conduct Proceedings").  The

Market Conduct Proceedings are administrative proceedings brought by the Department of Insurance.  The purpose of this Agreement is to effect an amicable resolution of the disputes presented in the

Market Conduct Proceedings as part of a complete settlement of issues of law pending before the Missouri Department of Insurance and in the courts of the State of Missouri.

     3.   Execution of Stipulation of Settlement.  The Parties

agree that upon the satisfaction of the condition precedent

described in paragraph 6 of this Agreement, and in consideration of their mutual undertakings in this Agreement and in that

separate Settlement Agreement (the "Main Settlement Agreement")

executed this date by and among Jeremiah W. "Jay" Nixon, Attorney

General of the State of Missouri; The Missouri Department of

Insurance and Jay B. Angoff, its Director; Blue Cross and Blue

Shield of Missouri and RightCHOICE Managed Care, Inc., they shall execute a "Stipulation of Settlement" in the form attached as

Exhibit A to this Agreement.

     4.   Disposition of Market Conduct Proceedings.  The Market

Conduct Proceedings shall be resolved as follows.

          (a)  The Director of Insurance shall take such actions as are necessary to hold the Market Conduct Proceedings in abeyance until the earlier of such time as the condition precedent

described in paragraph 6 of this Agreement has been satisfied or this Agreement is terminated.

          (b)   Immediately upon execution of the Stipulation of Settlement,

the Market Conduct Proceeding shall be dismissed as provided for in the Stipulation of Settlement.

     5.   Release.  In consideration of the undertakings of Alliance

BCBSMO herein, the Director of Insurance does release the

entities referred to in this Agreement as Alliance BCBSMO, and all of their respective officers, agents, affiliates successors and assigns, from all claims, causes of action, liabilities and judgments that were asserted or might have been asserted in the

Market Conduct Proceeding.  This Release will be effective as of the date of satisfaction of the condition precedent described in paragraph 6 of this Agreement.

     6.   Court Approval of Principal Settlement. It is a condition

precedent to this Agreement that the condition precedent

described in the paragraph identified as "7. Court Approval of

Settlement" in the Main Settlement Agreement shall have been satisfied.  This Agreement shall automatically terminate upon termination of the Main Settlement Agreement.

     7.   General Provisions.

          (a)  Each person executing this Agreement, by his or

her signature hereto, warrants that he or she has authority to execute this Agreement on behalf of his or her principal.

          (b)  This Agreement is a good faith, negotiated

resolution of disputed claims.  Neither this Agreement nor any act performed or document executed pursuant to or in furtherance of this Agreement is admissible in any court proceeding, except any proceeding seeking enforcement of this Agreement.  No party,

by signing this Agreement, admits liability or fault, or admits the validity of any claim made by any other party or position taken by any party with respect to any matter that is the subject of this Agreement.

          (c)  Captions contained in this Agreement have been

inserted here only as a matter of convenience and in no way

define, limit, extend or describe the scope of this Agreement or the intent of any provisions hereof.

          (d)  This Agreement may be executed by the Parties on

any number of separate counterparts, and all such counterparts so executed constitute one agreement binding on all the Parties notwithstanding that all the Parties are not signatories to the same counterpart.

          (e)  This Agreement and Exhibit A attached hereto

(along with Paragraph 7 of the Main Settlement Agreement)

constitute the entire agreement among the Parties pertaining to the subject matter hereof.  It supersedes all prior agreements,

letters of intent, understandings, negotiations, and discussions of the Parties, whether oral or written relating to the same subject matter.

          (f)  The Parties will execute and deliver such further

documents and do such further action things as may be required to carry out the intent and purpose of this Agreement.

          (g)  This Agreement and the rights and obligations of

the Parties hereunder are to be governed by and construed and interpreted in accordance with the laws of the State of Missouri applicable to contracts made and to be performed wholly within

Missouri, without regard to choice or conflict of law or rules.

          (h)  This Agreement is binding upon and inures to the

benefit of the Parties, and their respective legal

representatives, successors and assigns.

     Executed this 20th day of September, 1998.


                    BLUE CROSS AND BLUE SHIELD OF MISSOURI


                    By: /s/ John A. O'Rourke
                        John A. O'Rourke, President and Chief Executive Officer


                    HEALTHY ALLIANCE LIFE INSURANCE COMPANY


                    By: /s/ John A. O'Rourke
                        John A. O'Rourke, Chairman and President


                    HMO MISSOURI, INC.


                    By: /s/ John A. O'Rourke
                        John A. O'Rourke, Chairman


                    MISSOURI DEPARTMENT OF INSURANCE


                    By: /s/ Jay Angoff
                        Jay Angoff, Director


                                   EXHIBIT A

                       STIPULATION OF SETTLEMENT

RE:  Market Conduct Examination #1716-0795-TGT and Case #98-02-09-001C

      It is hereby stipulated and agreed by Jay Angoff, Director of the Missouri Department of Insurance, hereinafter referred to as "Director," and Blue Cross Blue Shield of Missouri, HMO Missouri, Inc. doing business as Blue Choice and Healthy Alliance Life Insurance Company and their successors and assigns, hereinafter collectively referred to as "Alliance BCBSMO", as follows:

      WHEREAS,  Jay  Angoff  is  the  Director  of  the  Missouri
Department of Insurance, an agency of the State of Missouri, created and established for administering and enforcing all laws in relation to insurance companies, health service corporations and health maintenance organizations doing business in the State of Missouri; and,

      WHEREAS,  the  State  of Missouri has granted  to  Alliance
BCBSMO certificates of authority to transaction the business of insurance in the State of Missouri; and

      WHEREAS the Director conducted a market conduct examination of Alliance BCBSMO and prepared report number 1716-0795-TGT; and

      WHEREAS as a part of a complete settlement of issues of law pending before the Missouri Department of Insurance and the civil courts of Missouri, Alliance BCBSMO agrees to take the following remedial actions regarding the findings made in the report of the market conduct examination:

      1. For its health benefit plans governed by the Small Employer Health Insurance Availability Act at Section 379.930 et seq., RSMo (1994), Alliance BCBSMO shall permit the renewal of such health benefit plans at the option of the small employer as required by Section 379.938, RSMo (1994), except for those cases in which said law allows for a nonrenewal.

      2. For its health benefit plans governed by the Small Employer Health Insurance Availability Act at Section 379.903 et seq., RSMo (1994), Alliance BCBSMO shall charge premium rates within the limitations required by Section 379.936, RSMo (1994).

      3. For its health benefit plans governed by the Small Employer Health Insurance Availability Act at Section 379.930 et seq., RSMo (1994), Alliance BCBSMO shall not refuse to offer the standard and basic plans to any employer group based upon the employer's industry or the age of the group's employees.

      4. In processing its claims under any health benefit plan which provides for expense participation with the insured, Alliance BCBSMO shall compute the shared charges or copayment based upon the actual payments made to the health service provider as required by Regulation 20 CSR 100-2.300.

      5. Alliance BCBSMO shall offer a converted policy to any individual employee or member whose insurance coverage under a group policy has terminated. Such individual policy provisions shall provide the options and minimum benefits as required by
Section 376.397, RSMo (1994).

     6. Alliance BCBSMO shall track all realized savings gained from the coordination of benefits whenever the plan issued by Alliance BCBSMO is secondary to another group insurance plan and BCBSMO shall apply the savings to previous and subsequent claims made during the same claims determination period as required by Regulation 20 CSR 400-2.030 or otherwise cover those amounts that would be covered by applying the savings gained from the coordination of benefits.

      7. Alliance BCBSMO shall use the most recent definitions of "Complications of Pregnancy" and "Maternity Benefits" that have been filed with and approved by the Missouri Department of Insurance.

      8. Alliance BCBSMO shall have procedures in place to assure that it does not use policy forms prior to the approval by the Missouri Department of Insurance as required by Section
354.085, 354.405.4, 376.405, and 376.777.7, RSMo (1994).

      9. Alliance BCBSMO shall have procedures in place to assure that it is able to maintain its records such that the Missouri Department of Insurance may readily ascertain the companies' business practices as required by Regulation 20 CSR 300-2.200(2).

      10.   Alliance  BCBSMO shall distribute copies  of  benefit
booklets   to   its  subscribers  if  the  actual  booklets   are
temporarily unavailable.

      WHEREAS, in consideration of the corrective measures agreed to by Alliance BCBSMO as stated above, Director hereby dismisses with prejudice all claims asserted by the Missouri Department of Insurance in case number 98-02-09-001C filed February 11, 1998 and its April 1996 market Conduct Report 1716-0795-TGT.


                                   Date:
JAY ANGOFF, Director
Missouri Department of Insurance



                                   Date:
President
Blue Cross Blue Shield of Missouri


                                   Date:
President
HMO Missouri, Inc.


                                   Date:
President
Healthy Alliance Life Insurance Company